SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                        Date of Report: October 18, 1996
                       -----------------------------------


                            THE CHASE MANHATTAN BANK
         (successor to The Chase Manhattan Bank (National Association))
         --------------------------------------------------------------
                  (Originator of the Trust referred to herein)
             (Exact name of registrant as specified in its charter)


                      CHASE MANHATTAN GRANTOR TRUST 1995-A
                  --------------------------------------------
                      (Issuer with respect to Certificates)


       NEW YORK             33-94460                13-2633612
      ---------------     -----------------       ------------------
      (State or other      (Commission            (IRS Employer
      jurisdiction of      File Number)         Identification No.)
      incorporation)


      270 Park Avenue, New York, New York               10017
      -------------------------------------------       ----------
      (Address of principal executive offices)          (Zip code)


                                (212) 270-6000
                ---------------------------------------------------
                (Registrant's telephone number, including area code)

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Item 5. Other Events

     On 10/15/1996, Chase Manhattan Grantor Trust 1995-A (the "Trust") made the distribution to Certificateholders contemplated by the Pooling and Servicing Agreement, dated as of September 1, 1995, (the "Pooling & Servicing Agreement"), between the Registrant, as Seller and Servicer, and Norwest Bank Minnesota, National Association, as Trustee. A copy of the Certificateholder Report for such Distribution Date delivered pursuant to section 5.7 of the Pooling and Servicing Agreement is being filed as an exhibit to this Current Report on Form 8-K.


Item 7 (c). Exhibits
            --------


  20.1 Monthly Certificateholder's statement with respect to the October 15, 1996 distribution.

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                              SIGNATURES
                              ----------



      Pursuant to the requirements of the Securities Exchange Act of 1934, the Bank has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                            THE CHASE MANHATTAN BANK


                                            /s/William J. Schiralli
                                            -----------------------------
                                            By:    William J. Schiralli
                                            Title: Vice President


Date: 10/15/1996

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                                INDEX TO EXHIBITS
                                -----------------

   Exhibit                 Description                            Page
   -------                 -----------                            ----

     20.1             Certificateholder Report dated                 5
                      10/15/1996 delivered pursuant to
                      Section 5.7 of the Pooling and
                      Servicing  Agreement as of
                      September 1, 1995.

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